Exhibit 99.1

Finance of America Announces a Nearly 98% Participation Rate in

the Exchange Offer and Consent Solicitation for Existing 2025 Unsecured Notes

Makes Certain Modifications to Exchange Offer

Plano, Texas – October 28, 2024: Finance of America Companies Inc. (“Finance of America” or the “Company”) (NYSE: FOA), a leading provider of home equity-based financing solutions for a modern retirement, is pleased to announce that holders of $342,622,000 aggregate principal amount (97.892%) of the outstanding 7.875% Senior Notes due 2025 (the “2025 Unsecured Notes”) of its subsidiary Finance of America Funding LLC (“FOA Funding”) have elected to participate, as of 5:00 P.M., New York City time, on October 25, 2024 (the original expiration time), in FOA Funding’s previously announced Exchange Offer.

Additionally, FOA Funding hereby announces that (i) the Exchange Offer and the Consent Solicitation has been extended to expire at 5:00 P.M., New York City time, on October 29, 2024, unless further extended by the Company in its sole discretion, as set forth in the Exchange Offer Memorandum and Consent Solicitation Statement dated September 17, 2024 as supplemented by Supplement No. 1 thereto on October 28, 2024 (the “Exchange Offer Memorandum”) and (ii) the amortization payment due on November 15, 2025 in respect of the New Senior Secured Notes (as defined below) has been modified to be an amount equal to $0.23 per each $1.00 initial principal amount of New Senior Secured Notes.

Graham A. Fleming, Chief Executive Officer commented, “We are thrilled to have such a high participation rate in our Company’s Exchange Offer. This transaction positions the Company to benefit from enhanced financial flexibility and an improved capital structure, while aligning our cash flows with our debt obligations. We sincerely appreciate the continued partnership with our noteholders.”

FOA Funding expects to settle the Exchange Offer and Consent Solicitation on October 31, 2024, subject to the satisfaction or waiver of the conditions set forth in the Exchange Offer Memorandum and other than the modifications described above, the other terms and conditions of the Exchange Offer and Consent Solicitation remain unchanged.

Simpson Thacher & Bartlett LLP served as counsel and Houlihan Lokey Capital, Inc. served as financial advisor to the Company and its subsidiaries. Sidley Austin LLP served as counsel to the ad hoc group of holders of 2025 Unsecured Notes.

About the Exchange Offer

The “Exchange Offer and Consent Solicitation” is (i) an offer to exchange (the “Exchange Offer”) any and all of FOA Funding’s outstanding 2025 Unsecured Notes for (a) up to $200.0 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “New Senior Secured Notes”), (b) up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (together with the New Senior Secured Notes, the “New Secured Notes”) and (c) a cash fee equal to 0.25% of the aggregate principal amount of outstanding 2025 Unsecured Notes that are exchanged in the Exchange Offer; and (ii) consent solicitation (the “Consent Solicitation”) to holders of the 2025 Unsecured Notes in connection with the Exchange Offer.

Only eligible holders of 2025 Unsecured Notes may receive a copy of the Exchange Offer Memorandum and participate in the Exchange Offer and the Consent Solicitation. The Exchange and Information Agent is Kroll Issuer Services (US) (“Kroll” or the “Exchange Agent” and the “Information Agent”). Detailed instructions regarding how eligible holders of 2025 Unsecured Notes can tender (or withdraw) existing 2025 Unsecured Notes and deliver (or revoke) consents with respect to the Consent Solicitation are set forth in the Exchange Offer Memorandum. Questions concerning the Exchange Offer or Consent Solicitation or requests for additional copies of the Exchange Offer Memorandum or other related documents may be directed to Kroll at FinanceofAmerFDGExchange@is.kroll.com. Eligible holders of 2025 Unsecured Notes should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and the Consent Solicitation.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Exchange Offer is being made, and the New Secured Notes are being offered and issued, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only (i) in the United States, to holders of 2025 Unsecured Notes who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) outside of the United States, to holders of 2025 Unsecured Notes who are persons other than U.S. persons. The holders of 2025 Unsecured Notes who have certified to the Company that they are eligible to participate in the Exchange Offer are referred to as “eligible holders.”

About Finance of America

Finance of America (NYSE: FOA) is a leading provider of home equity-based financing solutions for a modern retirement. In addition, Finance of America offers capital markets and portfolio management capabilities primarily to optimize the distribution of its originated loans to investors. Finance of America is headquartered in Plano, Texas.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete the transactions described above on commercially acceptable terms, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the transactions described above. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “budgets,” “forecasts,” “anticipates,” or the negative version of these words or other comparable words. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. A number of important factors exist that could cause future results to differ materially from historical performance and these forward-looking statements. New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effect of each such new factor on its business. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and any of these statements included herein may prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements, or the Company’s objectives and plans will be achieved. Please refer to “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024, for further information on these and other risk factors affecting the Company, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

Contacts

For Finance of America Media: pr@financeofamerica.com

For Finance of America Investor Relations: ir@financeofamerica.com

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